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                                                                  EXHIBIT 10.142

                      TERMINATION OF EMPLOYMENT AGREEMENT

     THIS TERMINATION OF EMPLOYMENT AGREEMENT, made this 8th day of February, 2000, by and between Pharmaceutical Product Development, Inc. ("PPD"), and Rudy
C. Howard ("Employee").

     WHEREAS, PPD and Employee entered into that certain employment agreement dated January 1, 1998 (the "Employment Agreement"); and

     WHEREAS, the parties desire to terminate the Employment Agreement pursuant to the terms and conditions more specifically set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and considerations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Termination of Employment Agreement. The Employment Agreement shall be
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deemed terminated as of the close of business on February 8, 2000 (the
"Termination Date").

     2.  Rights and Obligations.  Neither party hereto shall have any further
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rights or obligations under the Employment Agreement, except (a) such rights and obligations as shall have accrued prior to the Termination Date, and (b) such rights and obligations which by the terms of the Employment Agreement survive the Termination date.

     3.  Miscellaneous.
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          a.  This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be altered or amended except by writing signed by the parties.

          b. This agreement shall be governed by the laws of State of North Carolina.

          c. This agreement shall inure to the benefit of and be binding upon PPD, its successors and assigns, and Employee, his heirs, successors, assigns and personal representatives.
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     IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the date first hereinabove set forth.


PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.



By:  /s/ Fredric N. Eshelman
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Name:  Fredric N. Eshelman
Title: Chief Executive Officer

  /s/ Rudy C. Howard   (SEAL)
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Rudy C. Howard

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